SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 30, 2000

                         Commission File Number 1-09623

                                IVAX CORPORATION

            Florida                                              16-1003559
-------------------------------                              ------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          4400 Biscayne Boulevard, Miami, Florida                  33137
       ------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 9 - Regulation FD Disclosure

As additional information, IVAX is furnishing at Exhibit 99.1 net revenues by geographic region for quarterly periods ending in 1999 and the first two quarters of 2000 consistent with disaggregated information included in IVAX' Form 10-Q for the three months ended September 30, 2000.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IVAX Corporation

         Date:  November 30, 2000             By: /s/Thomas E. Beier
                                                  -----------------------------
                                                  Thomas E. Beier
                                                  Senior Vice President-Finance
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit

99.1 Net revenues by Geographic Region